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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) OCTOBER 30, 1996

                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)

         NEW JERSEY                    0-27686                  22-3409845
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)

       250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY           07075
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         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code (201) 939-3400

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Item 5.  OTHER.

     The Registrant issued a press release on October 30, 1996 announcing that it had received Office of Thrift Supervision approval to implement its proposed stock repurchase program whereby the Registrant will seek to repurchase up to 5% of its outstanding common stock, or 158,700 shares, by March 29, 1997.

Item 7.   EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                Description
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   99      Press Release dated October 30, 1996 announcing Office of Thrift
           Supervision approval of the Registrant's proposed stock repurchase program.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            1ST BERGEN BANCORP
                                               (Registrant)


Dated:  October 30, 1996                  By:  /s/ ALBERT E. GOSSWEILER
                                                 -------------------------------
                                                     Albert E. Gossweiler,
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.     Description                                             Page No.
-----------     -----------                                             --------
    99          Press Release dated October 30, 1996 announcing Office     5
                of Thrift Supervision approval of the Registrant's proposed stock repurchase program.

                                   Page 4 of 5